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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report           August 16, 2001


                       Turbodyne Technologies, Inc.
                       ----------------------------
          (Exact name of registrant as specified in its charter)


Delaware                     000-21391                95-4699061
--------                     ---------                ----------
(State or other jurisdiction  (Commission            (IRS Employer
     of incorporation)		 File Number)      Identification No.)


6155 Carpinteria Avenue
Carpinteria, California	                              93103
-----------------------                               -----
(Address of principal executive offices)	          (Zip Code)


Registrant's telephone number, including area code   (805) 684-4551
                                                     --------------


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Item 1.    Changes in Control of Registrant.

           Inapplicable.

Item 2.    Acquisition or Disposition of Assets.

           Inapplicable.

Item 3.    Bankruptcy or Receivership.

           Inapplicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           McGowan Guntermann, the independent accounting firm which was previouslyengaged as the principal accountant to audit the registrant's financial statements, resigned and confirmed the cessation of the client-auditor relationship by letter dated July 16, 2001 to the registrant's Board of Directors. Unfortunately, the firm's letter of July 16, 2001 was initially routed to former members of management who had resigned on July 3, 2001, and did not find its way to present management until four business days prior to the filing of this report.

		The principal accountant's reports on the registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

		The decision to terminate the client-auditor relationship was made by the auditor and was not recommended or approved by the registrant's Board of Directors or any committee of the Board.

		There were not, during the registrant's two most recent fiscal years and any subsequent interim period preceding such resignation, any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

		No "reportable events," as defined in paragraphs
(a)(2)(v)(A) through (D) of Item 304 of Regulation S-K, occurred during the registrant's two most recent fiscal years or any subsequent interim period preceding the former accountant's resignation.


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Item 5.	Other Events and Regulation FD Disclosure.

            Inapplicable.

Item 6.     Resignations of Registrant's Directors.

            Inapplicable.

Item 7.     Financial Statements and Exhibits.

            Exhibit filed as a part of this report: Letter re Change in Certifying Accounting (letter from McGowan Guntermann to the
Commission regarding its concurrence or disagreement with the statements made by the registrant in this report).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Turbodyne Technologies, Inc.
                                        ----------------------------
                                              (Registrant)

                                         /s/ Charles Caverno
Date:                                   ---------------------------
     August 16, 2001					(Signature)
                                          Charles Caverno
                                       Acting Chief Financial Officer